UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2006

STRYKER CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-9165	38-1239739
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2725 Fairfield Road, Kalamazoo, Michigan		49002
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 269.385.2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Stryker Corporation issued a press release on October 17, 2006 announcing its third quarter 2006 operating results.  A copy of this press release is attached hereto as Exhibit 99.1.

            In its press release, the Company has presented adjusted net earnings that exclude the impact of a purchased in-process research and development charge reflected in the Company's results for the nine month period ended September 30, 2006 as well as the impact of the income tax expense associated with the repatriation of foreign earnings under the provisions of the American Jobs Creation Act reflected in the Company's results for the three month and nine month periods ended September 30, 2005.  This adjusted financial measure does not replace the presentation of the Company's reported results stated under generally accepted accounting principles (GAAP).  The Company has provided this supplemental non-GAAP financial measure because it provides meaningful information regarding the Company's results on a consistent and comparable basis for the periods presented.  Management uses this non-GAAP financial measure for reviewing the operating results of its business segments and for analyzing potential future business trends in connection with its budget process.  In addition, the Company believes investors will utilize this information to evaluate period-to-period results and to better understand potential future operating results. The Company encourages investors and other users of these financial statements to review its consolidated financial statements and other publicly filed reports in their entirety and to not rely solely on any single financial measure.  A reconciliation of reported net earnings to adjusted net earnings before the purchased in-process research and development charge and the additional income tax expense associated with the repatriation of foreign earnings is included in the Company's press release attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1 Press release dated October 17, 2006

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    STRYKER CORPORATION

                                                                                    (Registrant)

October 17, 2006                                                        /s/  DEAN H. BERGY

Date                                                                             Dean H. Bergy

                                                                                    Vice President and

                                                                                    Chief Financial Officer

                                                                                    (Principal Financial Officer)

EXHIBIT INDEX

99.1	Press release dated October 17, 2006